EXHIBIT (n)(2)

Schedule A AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS May 2, 2011

Eaton Vance Growth Trust

Eaton Vance Asian Small Companies Fund	Eaton Vance Greater China Growth Fund
Eaton Vance Atlanta Capital Focused Growth Fund	Eaton Vance Multi-Cap Growth Fund
Eaton Vance Atlanta Capital SMID-Cap Fund	Eaton Vance Richard Bernstein Multi-Market Equity Strategy Fund
Eaton Vance Focused Growth Opportunities Fund	Eaton Vance Worldwide Health Sciences Fund
Eaton Vance Focused Value Opportunities Fund

Eaton Vance Investment Trust

Eaton Vance AMT-Free Limited Maturity Municipal Income Fund	Eaton Vance New Jersey Limited Maturity Municipal Income Fund
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	Eaton Vance New York Limited Maturity Municipal Income Fund
Eaton Vance National Limited Maturity Municipal Income Fund	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Eaton Vance Managed Income Term Trust

2019 Municipals	2019 Investment Grade Corporates
2029 Municipals	2019 Investment Grade Non-Financial Corporates

Eaton Vance Municipals Trust

Eaton Vance Alabama Municipal Income Fund	Eaton Vance National Municipal Income Fund
Eaton Vance Arizona Municipal Income Fund	Eaton Vance New Jersey Municipal Income Fund
Eaton Vance Arkansas Municipal Income Fund	Eaton Vance New York Municipal Income Fund
Eaton Vance California Municipal Income Fund	Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Connecticut Municipal Income Fund	Eaton Vance Ohio Municipal Income Fund
Eaton Vance Georgia Municipal Income Fund	Eaton Vance Oregon Municipal Income Fund
Eaton Vance Kentucky Municipal Income Fund	Eaton Vance Pennsylvania Municipal Income Fund
Eaton Vance Maryland Municipal Income Fund	Eaton Vance Rhode Island Municipal Income Fund
Eaton Vance Massachusetts Municipal Income Fund	Eaton Vance South Carolina Municipal Income Fund
Eaton Vance Michigan Municipal Income Fund	Eaton Vance Tennessee Municipal Income Fund
Eaton Vance Minnesota Municipal Income Fund	Eaton Vance Virginia Municipal Income Fund
Eaton Vance Missouri Municipal Income Fund

Eaton Vance Municipals Trust II

Eaton Vance High Yield Municipal Income Fund
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund
Eaton Vance Tax-Advantaged Treasury-Linked Strategies Fund

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Income Fund	Eaton Vance Multi-Strategy Absolute Return Fund
Eaton Vance Build America Bond Fund	Eaton Vance Parametric Structured Emerging Markets Fund
Eaton Vance Emerging Markets Local Income Fund	Eaton Vance Parametric Structured International Equity Fund
Eaton Vance Floating-Rate Advantage Fund	Eaton Vance Strategic Income Fund
Eaton Vance Floating-Rate Fund	Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance Global Dividend Income Fund	Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Global Macro Absolute Return Advantage Fund	Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Global Macro Absolute Return Fund	Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Government Obligations Fund	Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance High Income Opportunities Fund	Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance International Multi-Market Local Income Fund	Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Large-Cape Core Research Fund	Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Low Duration Fund	Eaton Vance Tax-Managed Value Fund
Eaton Vance U.S. Government Money Market Fund

Eaton Vance Series Trust Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II Eaton Vance Income Fund of Boston Eaton Vance Parametric Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund	Eaton Vance Parametric Option Absolute Return Strategy Fund
Eaton Vance Commodity Strategy Fund	Eaton Vance Real Estate Fund
Eaton Vance Dividend Builder Fund	Eaton Vance Risk-Managed Equity Option Income Fund
Eaton Vance Enhanced Equity Option Income Fund	Eaton Vance Short Term Real Return Fund
Eaton Vance Equity Asset Allocation Fund	Eaton Vance Small-Cap Fund
Eaton Vance Greater India Fund	Eaton Vance Small-Cap Value Fund
Eaton Vance Investment Grade Income Fund	Eaton Vance Special Equities Fund
Eaton Vance Large-Cap Growth Fund	Eaton Vance Tax-Advantaged Bond Strategies Real Return Fund
Eaton Vance Large-Cap Value Fund

A-2